3rd Quarter 2011
Earnings Call
October 25, 2011

Michael C. Rechin
President
and Chief Executive Officer

Forward-Looking Statement

The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement.

Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements.

3rd Quarter 2011 Highlights
▪ Quarter-to-date earnings per share, including one-time charge, resulted in a loss of $.25 per fully diluted common share. After adjusting for the one-time charge, the normalized core earnings totaled $.22 per fully diluted common share.
▪ Quarterly pre-tax pre-provision earnings improved by $1.4M over 2nd Quarter to $17.4M, through Net-Interest Margin expansion and Non-Interest Income improvement.
▪ Improvement in asset quality continues with a 12.1% reduction in
 Classified Assets, a 3.5% improvement in Criticized Assets, and a
 9.9% reduction in Non-Accrual Loans.
▪ Tangible Common Equity ratio improved by 52 basis points to
 6.88% through a $21.2M Direct Private Placement, a $90.8M
 SBLF investment and a $116M TARP CPP Redemption.

Mark K. Hardwick
Executive Vice President
and Chief Financial Officer

    2009 2010  Q1-’11  Q2-’11 Q3-’11
1. Investments  $ 563 $ 827  $ 886 $ 938 $ 938
2. Loans 3,278 2,857 2,766 2,729 2,725
3. Allowance (92) (83) (81) (77) (73)
4. CD&I & Goodwill  159 154 153 152 151
5. BOLI 95 97 102 103 124
6. Other 478 319 291 249 254
7. Total Assets          $4,481 $4,171 $4,117 $4,094 $4,119
($ in Millions)
TOTAL ASSETS

(as of 9/30/2011)
YTD Yield = 5.45%
Total = $2.7B
LOAN PORTFOLIO

▪ $938 Million Balance
▪ Average duration - 3.9 years
▪ Tax equivalent yield of 4.03%
▪ Net unrealized gain of $25.4
 million

    2009 2010  Q1-’11  Q2-’11   Q3-’11
1. Customer Non-Maturity
  Deposits  $2,042 $2,127 $2,083 $2,114    $2,073

2. Customer Time Deposits 1,220 996 943 890        848

3. Brokered Deposits 275 146 126 139        143

4. Borrowings 339 277 305 306        398

5. Other Liabilities 30 28 56 35         33

6. Hybrid Capital 111 142 142 142        111

7. Preferred Stock (CPP) 112 68 68 68         ―

8. Preferred Stock (SBLF)  ―  ―  ―  ―           91

9. Common Equity  352 387 394 400        422

10. Total Liabilities and Capital               $4,481 $4,171 $4,117 $4,094    $4,119

($ in Millions)
TOTAL LIABILITIES AND CAPITAL

YTD Cost = .92%
Total = $3.1B

  2009 2010  Q1-’11  Q2-’11  Q3-’11
1. Total Risk-Based
 Capital Ratio  13.04%  15.74%  15.66%  16.05% 16.21%
2. Tier 1 Risk-Based
 Capital Ratio  10.32% 12.82%  13.05%  13.42% 13.60%
3. Leverage Ratio 8.20% 9.50%    9.80%    9.94% 10.20%
4. Tier 1 Common Risk-
 Based Capital Ratio 5.40% 7.64%    7.75%    8.06%    8.53%
5. TCE/TCA  4.54% 5.86%    6.16%     6.36%   6.88%
CAPITAL RATIOS

  Q3-’09 Q4-’09       Q1-’10    Q2-’10      Q3-’10         Q4-’10  Q1-’11      Q2-’11 Q3-’11
 Net Interest Income - FTE ($millions)       $ 40.5 $ 39.2      $ 37.8    $ 37.7     $ 37.2         $ 36.7      $ 36.9        $ 37.3 $ 37.3
 Tax Equivalent Yield on Earning Assets              5.56% 5.48%     5.39% 5.38% 5.38% 5.13% 5.11% 5.04% 5.01%
    Cost of Supporting Liabilities               1.73% 1.62%     1.57% 1.48% 1.45% 1.30% 1.16% 1.05% 0.99%
 Net Interest Margin            3.83% 3.86%     3.82% 3.90% 3.93% 3.83% 3.95% 3.99% 4.02%

NET INTEREST MARGIN

    2009 2010 Q1-’11  Q2-’11  Q3-’11
1. Service Charges on Deposit Accounts  $15.1   $13.3 $ 2.8     $ 3.0 $ 3.2
2. Trust Fees                     7.4 7.7           2.0 1.9 1.9
3. Insurance Commission Income          6.4          6.2           1.9 1.0 1.5
4. Electronic Card Fees                4.9           6.2             1.5 1.7 1.7
5. Cash Surrender Value of Life Ins    1.6  2.1              0.6 0.6 0.6
6. Gains on Sales Mortgage Loans    6.8  6.8              1.9 1.0 1.8
7. Securities Gains/Losses           4.4          1.9              0.1 0.8 0.9
8. Other                       4.6 4.4    1.1 1.1 1.6
9. Total                    $51.2 $48.5       $11.9 $11.1 $13.2
10. Adjusted Non-Interest Income1            $46.5 $46.6       $11.8 $10.3 $12.3
1Adjusted for gains and losses in bond portfolio and one-time mortgage sale
($ in Millions)
NON-INTEREST INCOME

NON-INTEREST EXPENSE
   2009  2010    Q1-’11 Q2-’11    Q3-’11

1.    Salary & Benefits                              $ 76.3      $ 73.3         $ 17.2      $ 18.6    $ 20.0

2.    Premises & Equipment                         17.9         17.2              4.5           4.1         4.2

3.    Core Deposit Intangible                          5.1           4.7              1.1           1.1         0.8

4.    Professional Services                            1.3           1.4              0.6           0.5         0.5

5.    OREO/Credit-Related Expense            12.9         14.6              3.2           2.8         2.0

6.    FDIC Expense                                     10.4           8.1              2.1           1.5                   1.2

7.    FHLB Prepayment Penalties                  1.9            ―                ―            ―           ―

8.    Outside Data Processing                       6.2           5.1              1.4           1.5         1.4

9.    Marketing                                               2.1           2.0              0.4           0.4                  0.5
10.    Other                                                    17.5         15.9              3.4           3.9         3.6
11.    Total                                                 $151.6 $142.3         $ 33.9      $ 34.4         $ 34.2
12.    Adjusted Non-Interest Expense 2   $134.7  $127.7         $ 30.7      $ 31.6         $ 32.2
1Credit-related professional services are reclassed to OREO/credit-related expenses
2Adjusted for the FDIC special assessment, FHLB prepayment penalties & OREO expense & credit-related professional services
($ in Millions)
1
1

  2009  2010 Q1-’11 Q2-’11  Q3-’11
1. Net Interest Income-FTE  $159.1  $149.4 $ 36.9 $ 37.3 $37.3
2. Non Interest Income1     46.5 46.6 11.8 10.3       12.3
3. Non Interest Expense2                   (134.7) (127.7)       (30.7) (31.6)  (32.2)
4. Pre-Tax Pre-Provision Earnings $ 70.9 $ 68.3 $ 18.0   $ 16.0   $ 17.4
5. Provision              (122.2)           (46.5)         (5.6)         (5.6)      (5.6)
6. Adjustments                          (12.1)          (12.7)           (3.1)        (2.0)      (1.1)
7. Taxes - FTE 22.7                           (2.3)          (3.8)         (2.9)      (4.0)
8. Gain /(Loss) on CPP/Trust Preferred — 10.1  —   — (12.3)
9. CPP Dividend                                     (5.0)               (5.2)     (1.0)   (1.0)      (0.8)
10. Net Income Avail. for Distribution          ($ 45.7) $ 11.7 $ 4.5 $ 4.5  ($ 6.4)
11. EPS       ($ 2.17) $ 0.48 $ .17 $ .18  ($ .25)
1Adjusted for gains and losses in bond portfolio and one-time mortgage sale
2Adjusted for the FDIC special assessment, FHLB prepayment penalties & OREO expense & credit-related professional services
($ in Millions)
EARNINGS

EARNINGS PER SHARE
2010  Q1 Q2 Q3 Q4 Total
1. Actual $ .01 $ .35 $ .02 $ .10 $ .48
2. Adjusted* $ .01         ($.05)     $ .02 $ ..10 $ .08
2011  Q1 Q2 Q3 Q4 Total
3. Actual $ .17 $ .18         ($.25)         − $ .10
4. Adjusted* $ .17 $ .18 $ .22  − $ .57
*Adjusted for gains and losses on CPP/Trust Preferred refinance and repayment net of taxes
 (Line 8 on slide 15)

John J. Martin
Senior Vice President
and Chief Credit Officer

 IMPROVEMENT AND STABILIZATION IN CREDIT METRICS
 $ 1.6
 $ .2
 $ .8
$ 1.3
             $ 5.3
3. 90 day Delinquent Loans
$ 87.8
$108.3
$116.8
$116.2
$125.7
5. Impaired Loans
$ 78.9
$ 87.6
$ 87.7
$ 90.6
$ 98.6
4. Non-Accrual Loans
$347.9
$360.5
$383.7
$393.0
$408.6
2. Criticized Assets (includes Classified)
$248.1
$282.2
$293.8
$313.0
$334.2
1. Classified Assets
$ 8.2
$ 13.7
$ 15.8
$ 13.9
$ 14.9
6. Specific Reserves

Q3-’10
Q4-’10
Q1-’11
Q2-’11
Q3-’11
7. Allowance for Loan and Lease
 Losses
$ 83.7
$ 83.0
$ 80.9
$ 77.1
$ 73.1
8. ALLL % of Non-Accrual Loans
84.9%
91.6%
92.3%
88.1%
92.6%
($ in millions)
Allowance for Loan and
Lease Losses down 5.3%

NON-PERFORMING ASSET RECONCILIATION
($ in millions)	Q3-’10	Q4-’10	Q1-’11	Q2-’11	Q3-’11
1. Beginning Balance NPAs & 90+ Days Delinquent	$ 146.5	$ 130.8	$ 120.0	$ 107.6	$ 109.5
Non-Accrual
2. Add: New Non-Accruals	15.5	27.4	11.7	26.7	21.4
3. Less: To Accrual/Payoff/Restructured	(18.6)	(14.5)	(3.2)	(8.3)	(8.7)
4. Less: To OREO	(6.7)	(7.0)	(2.0)	(1.6)	(9.7)
5. Less: Charge-offs	(11.8)	(13.9)	(9.4)	(16.9)	(11.6)
6. Increase /(Decrease): Non-Accrual Loans	(21.6)	(8.0)	(2.9)	( .1)	(8.6)
Other Real Estate Owned (ORE)
7. Add: New ORE Properties	6.6	7.2	2.2	1.6	9.7
8. Less: ORE Sold	(3.8)	(4.2)	(3.6)	(1.6)	(5.0)
9. Less: ORE Losses (write-downs)	(1.4)	(3.6)	(2.5)	(1.6)	(0.7)
10. Increase /(Decrease): ORE	1.4	( .6)	(3.9)	(1.6)	4.0
11. Increase /(Decrease): 90 Days Delinquent	.8	(4.0)	(0.6)	(0.5)	1.4
12. Increase /(Decrease): Restructured/Renegotiated Loans	3.7	1.8	(5.0)	4.1	.4
13. Total NPA Change	(15.7)	(10.8)	(12.4)	1.9	(2.8)
14. Ending Balance NPAs & 90+ Days Delinquent	$130.8	$ 120.0	$ 107.6	$ 109.5	$ 106.7

NET CHARGE-OFFS, PROVISION AND ALLOWANCE
($ in millions)

Credit Summary
▪ Key credit metrics continue to improve although
 challenges remain.
▪ Criticized and Classified Assets continue to show
 improving trends.
▪ Other Real Estate and other credit related
 expenses moderating.
▪ Charge-offs and provision expense lower with
 improvement in credit quality.

Michael C. Rechin
President
and Chief Executive Officer

Overview of 2011 Strategy and Tactics
“Strengthen and Grow”
▪ Streamline and solidify our brand position as a community bank competing primarily in consumer, small business and middle
 market.
▪ Pipeline is growing by intensifying revenue activity using market coverage tactics and the addition of revenue-generating staff in key markets.
▪ Implement systems and processes to standardize and accelerate commercial banking opportunities.
▪ Capital strategy executed successfully - capital positioned well for the future . . . exceeds Basel III requirements.

Contact Information
First Merchants Corporation common stock is
traded on the NASDAQ Global Select Market
under the symbol FRME.
Additional information can be found at
www.firstmerchants.com
Investor inquiries:
David L. Ortega
Investor Relations
Telephone: 765.378.8937
dortega@firstmerchants.com